UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/5/2014

Tesco Corporation
(Exact name of registrant as specified in its charter)

Alberta	76-0419312
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

3993 West Sam Houston Parkway North Suite 100 Houston, Texas	77043-1221
(Address of Principal Executive Offices)	(Zip Code)

713-359-7000
(Registrant’s telephone number, including area code)

Commission File Number:  001-34090

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.
On May 5, 2014, Tesco Corporation (the “Company”) issued a press release reporting its results of operations for its fiscal quarter ended March 31, 2014. A copy of the press release is furnished herewith as Exhibit 99.1.
Tesco Corporation also announced its Five-Year Strategic Plan on the Conference Call on May 5, 2014, as previously disclosed in its Press Release and Current Report on Form 8-K filed on April 28, 2014. A webcast of the call and the slide deck presented is available on the Company’s website on the Investor Relations page under the Presentations tab.
In accordance with General Instruction B.2 of Form 8-K, the information contained in this Report, including the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 8.01    Other Events.
On May 5, 2014, the Board of Directors (the “Board”) of the Company approved the initiation of a quarterly cash dividend to shareholders of its common stock and has authorized the repurchase of as much as $100 million of the Company’s common shares.

The Board declared a quarterly cash dividend of $0.05 per share of the Company’s common stock payable on June 2, 2014, to shareholders of record as of May 22, 2014.

A copy of the press release dated May 5, 2014, announcing the repurchase of the Company’s common stock, the initiation of a quarterly cash dividend, and declaration of dividend payable on June 2, 2104, is attached hereto as Exhibit 99.2, and is incorporated herein by reference.

Caution Regarding Forward-Looking Information; Risk Factors
This press release contains forward-looking statements within the meaning of Canadian and United States securities laws, including the United States Private Securities Litigation Reform Act of 1995. From time to time, our public filings, press releases and other communications (such as conference calls and presentations) will contain forward-looking statements. Forward-looking information is often, but not always identified by the use of words such as "anticipate", "believe", "expect", "plan", "intend", "forecast", "target", "project", "may", "will", "should", "could", "estimate", "predict" or similar words suggesting future outcomes or language suggesting an outlook. Forward-looking statements in this press release include, but are not limited to, statements with respect to expectations of our prospects, future revenue, earnings, activities and technical results.
Forward-looking statements and information are based on current beliefs as well as assumptions made by, and information currently available to, us concerning anticipated financial performance, business prospects, strategies and regulatory developments. Although management considers these assumptions to be reasonable based on information currently available to it, they may prove to be incorrect. The forward-looking statements in this press release are made as of the date it was issued and we do not undertake any obligation to update publicly or to revise any of the included forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.
By their very nature, forward-looking statements involve inherent risks and uncertainties, both general and specific, and risks that outcomes implied by forward-looking statements will not be achieved. We caution readers not to place undue reliance on these statements as a number of important factors could cause the actual results to differ materially from the beliefs, plans, objectives, expectations and anticipations, estimates and intentions expressed in such forward-looking statements.

These risks and uncertainties include, but are not limited to, the impact of changes in oil and natural gas prices and worldwide and domestic economic conditions on drilling activity and demand for and pricing of our products and services, other risks inherent in the drilling services industry (e.g. operational risks, potential delays or changes in customers' exploration or development projects or capital expenditures, the uncertainty of estimates and projections relating to levels of rental activities, uncertainty of estimates and projections of costs and expenses, risks in conducting foreign operations, the consolidation of our customers, and intense competition in our industry), risks, including litigation, associated with our intellectual property and with the performance of our technology. These risks and uncertainties may cause our actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by any forward-looking statements. When relying on our forward-looking statements to make decisions, investors and others should carefully consider the foregoing factors and other uncertainties and potential events.

Copies of our Canadian public filings are available on SEDAR at www.sedar.com. Our U.S. public filings are available through our website at www.tescocorp.com and at www.sec.gov.
The risks included here are not exhaustive. Refer to "Part I, Item 1A - Risk Factors" in our annual report on Form 10-K to be filed for the year ended December 31, 2013 for further discussion regarding our exposure to risks. Additionally, new risk factors emerge from time to time and it is not possible for us to predict all such factors, nor to assess the impact such factors might have on our business or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.

Item 9.01.    Exhibits and Financial Statements.

(d)    Exhibits

Exhibit 99.1    TESCO Press Release announcing Q1 2014 Earnings dated May 5, 2014
Exhibit 99.2    TESCO Press Release announcing stock repurchase and initiation of dividends dated May 5, 2014

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESCO CORPORATION

Date: May 6, 2014	By:	/s/ Christopher L. Boone
Christopher L. Boone, Sr. Vice President, Chief Financial Officer and Principal Accounting Officer

Exhibit Index

Exhibit No.    Description
Exhibit 99.1    TESCO Press Release announcing Q1 2014 Earnings dated May 5, 2014
Exhibit 99.2    TESCO Press Release announcing stock repurchase and initiation of dividends dated May 5, 2014